File Number: 033-34801

                                                Filed Pursuant to Rule 497(e) of
                                                the Securities Act of 1933


                                                                  April 20, 2010



                           Pioneer Mid Cap Value Fund

                        Supplement to the March 1, 2010
                                   Prospectus


The following replaces the first paragraph in "Risks of investments in REITs" on page 14 in the section "More on the risks of investing in the fund."

Risks of investments in REITs
The fund also has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
        |X| The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
        |X| Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
        |X| The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
        |X| A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed





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                                            Underwriter of Pioneer mutual funds,
                                                                     Member SIPC